Exhibit 10.2

Execution Version

AMENDMENT NO. 30 TO
CREDIT AND SECURITY AGREEMENT

THIS AMENDMENT NO. 30 TO CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made as of the 11th day of September, 2024, and effective nunc pro tunc as of September 5, 2024, by and among MONROE STAFFING SERVICES, LLC, a Delaware limited liability company, FARO RECRUITMENT AMERICA, INC., a New York corporation, LIGHTHOUSE PLACEMENT SERVICES, INC., a Massachusetts corporation, KEY RESOURCES, INC., a North Carolina corporation, HEADWAY WORKFORCE SOLUTIONS, INC., a Delaware corporation, HEADWAY EMPLOYER SERVICES LLC, a Delaware limited liability company, HEADWAY PAYROLL SOLUTIONS, LLC, a Delaware limited liability company, HEADWAY HR SOLUTIONS, INC., a New York corporation, and NC PEO HOLDINGS, LLC, a Delaware limited liability company (each of the foregoing Persons being referred to herein individually as a “Borrower”, and collectively as “Borrowers”), STAFFING 360 SOLUTIONS, INC., a Delaware corporation (as “Parent”), and MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as successor-by-assignment to MidCap Funding X Trust (as Agent for Lenders, “Agent”, and individually, as a Lender), and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A. Borrowers, Agent and Lenders are party to that certain Credit and Security Agreement dated as of April 8, 2015 (as amended by that certain Amendment No. 1 and Joinder Agreement to Credit and Security Agreement dated as of July 13, 2015, by that certain Amendment No. 2 to Credit and Security Agreement dated as of August 31, 2015, by that certain Overadvance Letter dated October 9, 2015, by that certain Overadvance Letter dated as of November 20, 2015, by that certain Overadvance Letter dated as of February 8, 2016, by that certain Amendment No. 3 to Credit and Security Agreement and Limited Waiver dated as of February 8, 2016, by that certain Amendment No. 4 and Joinder Agreement to Credit and Security Agreement dated as of July 11, 2016, by that certain Amendment No. 5 to Credit and Security Agreement dated as of September 26, 2016, by that certain Amendment No. 6 to Credit and Security Agreement and Limited Consent dated as of January 26, 2017, by that certain Amendment No. 7 to Credit and Security Agreement and Limited Consent dated as of June 5, 2017, by that certain Amendment No. 8 and Joinder Agreement to Credit and Security Agreement and Limited Consent dated as of September 15, 2017, by that certain Amendment No. 9 to Credit and Security Agreement and Limited Consent dated as of June 6, 2018, by that certain Amendment No. 10 and Joinder Agreement to Credit and Security Agreement and Limited Consent dated as of August 27, 2018, by that certain Overadvance Letter dated as of January 3, 2019, by that certain Amendment No. 11 to Credit and Security Agreement dated as of February 7, 2019, by that certain Overadvance Letter dated as of April 1, 2019, by that certain Amendment No. 12 to Credit and Security Agreement dated as of April 1, 2019, by that certain Overadvance Letter dated as of July 15, 2019, by that certain Amendment No.13 to Credit and Security Agreement dated as of August 2, 2019, by that certain Amendment No.14 dated as of August 8, 2020, by that certain Amendment No. 15 dated as of September 7, 2020, by that certain Amendment No. 16 dated as of October 7, 2020, by that certain Amendment No. 18 to Credit and Security Agreement dated as of February 8, 2021, by that certain Amendment No. 19 to Credit and Security Agreement dated as of December 23, 2021, by that certain Amendment No. 20 to Credit and Security Agreement and Limited Consent dated as of April 18, 2022, by that certain Amendment No. 21 to Credit and Security Agreement and Limited Consent dated as of August 30, 2022, by that certain Amendment No. 22 to Credit and Security Agreement dated as of September 15, 2022, by that certain Amendment No. 23 to Credit and Security Agreement dated as of September 26, 2022, by that certain Amendment No. 24 to Credit and Security Agreement dated as of September 29, 2022, by that certain Amendment No. 25 to Credit and Security Agreement dated as of October 13, 2022, by that certain Amendment No. 26 to Credit and Security Agreement dated as of October 20, 2022, by that certain Amendment No. 27 and Joinder Agreement to Credit and Security Agreement dated as of October 27, 2022, by that certain Amendment No. 28 to Credit and Security Agreement and Limited Waiver dated as of August 30, 2023, and by that certain Amendment No. 29 to Credit and Security Agreement dated as of July 18, 2024 (as so amended, the “Existing Credit Agreement”, and as amended hereby and as it may be further amended, modified, supplemented and/or restated from time to time, the “Credit Agreement”)). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Credit Agreement.

C. Borrowers have requested that the Agent and the Lenders agree to amend the Existing Credit Agreement to, among other things, extend the Commitment Expiry Date.

D. Borrowers, Agent and Lenders have agreed to amend the Credit Agreement as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders, Parent and Borrowers hereby agree as follows:

1. Recitals. This Amendment shall constitute a Financing Document and the Recitals set forth above shall be construed as part of this Amendment as if set forth fully in the body of this Amendment.

2. Amendments to Existing Credit Agreement.

(a) Section 1.1 (Defined Terms). The definition of “Commitment Expiry Date” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

“Commitment Expiry Date” means December 5, 2024.

3. Confirmation of Representations and Warranties; Reaffirmation of Security Interest.

(a) Each Borrower hereby confirms that all of the representations and warranties set forth in Article 3 of the Credit Agreement are true and correct in all material respects with respect to such Borrower as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, and covenants to perform its respective obligations under the Credit Agreement. To induce Agent and Lender to enter into this Agreement, Borrowers and Parent further represent and warrant that:

(i) no Default or Event of Default has occurred or is continuing as of the date hereof (excluding those certain Events of Default set forth in the Reservation of Rights Letters (as defined below)), which has not been waived in writing by the Agent;

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(ii) as of the date hereof and, immediately after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrowers contained in the Financing Documents are true and correct in all material respects (or if any representation or warranty is qualified with respect to materiality, in all respects) on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(iii) the execution, delivery and performance by Borrowers and Parent of this Amendment are within each of its corporate powers and have been duly authorized by all necessary corporate action, and this Amendment is the legal, valid and binding obligation of Borrowers and Parent enforceable against Borrowers and Parent in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by equitable principles, and neither the execution, delivery or performance by Borrowers and Parent of this Agreement (A) violates any Law, or any other rule or decree of any Governmental Authority, (B) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrowers or Parent is a party or by which Borrowers or Parent or any of its property is bound, except for such conflicts, breaches, terminations, defaults or accelerations that would not reasonably be expected to have a Material Adverse Effect, (C) results in the creation or imposition of any Lien upon any of the Collateral, (D) violates or conflicts with the by-laws or other organizational documents of Borrowers and Parent, or (E) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already duly obtained.

(b) Each Borrower and Parent confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. For the avoidance of any doubt, the Collateral secures repayment of the Obligations and the Affiliated Obligations, and in furtherance thereof, Borrowers and Parent hereby reaffirm the grant to Agent, for the benefit of itself and Lenders, of a continuing first priority Lien (subject to Permitted Liens) on and security interest in all of the Collateral as security for the payment and performance of the Obligations, and for the payment and performance of all obligations under the Affiliated Financing Documents.

4. Enforceability. This Amendment constitutes the legal, valid and binding obligation of each Borrower and Parent, and is enforceable against each Borrower and Parent in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

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5. Costs and Fees. In consideration of Agent’s agreement to enter into this Amendment, Borrowers shall pay to Agent a modification fee equal to Two Hundred Thousand Dollars ($200,000.00) (the “Amendment No. 30 Modification Fee”). The Amendment No. 30 Modification Fee shall be non-refundable and fully earned as of the Effective Date (as defined below). The Amendment No. 30 Modification Fee shall constitute a portion of the Obligations and shall be secured by all Collateral. The Amendment No. 30 Modification Fee shall be due and payable upon the earliest to occur of (a) the Termination Date, and (b) the repayment in full of all Obligations. Notwithstanding anything to the contrary contained herein, the Amendment No. 30 Modification Fee shall be waived by Agent if Borrowers indefeasibly prepay and satisfy in full all Obligations (other than the Amendment No. 30 Modification Fee) prior to December 5, 2024. The conditional fee waiver set forth in this Section 5 is effective solely for the purposes and on the conditions set forth herein, and shall be limited precisely as written. To the extent the conditions are satisfied for such fee waiver, such waiver shall not be deemed to be a consent to any other amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document. Furthermore, Borrowers shall be responsible for the payment of all reasonable costs and fees of Agent’s counsel incurred in connection with the preparation of this Amendment and any related documents. If Agent or any Lender uses in-house counsel for any of these purposes, Borrowers further agree that the Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by Agent or such Lender for the work performed. Borrowers hereby authorize Agent to deduct all of such fees set forth in this Section 5 from the proceeds of one or more Revolving Loans made under the Credit Agreement.

6. Reaffirmation of Security Interest. Each of the Borrowers and Parent confirms and agrees that: (i) all security interests and liens granted to Agent continue in full force and effect, and (ii) all Collateral remains free and clear of any liens other than liens in favor of Agent and Permitted Encumbrances. Nothing herein contained is intended to impair or limit the validity, priority and extent of Agent’s security interest in and liens upon the Collateral.

7. Conditions to Effectiveness. This Amendment shall become effective nunc pro tunc as of September 5, 2024 upon the satisfaction of each of the following conditions (the “Effective Date”):

(a) Amendment. Borrowers and Parent shall have delivered to Agent this Amendment, duly executed by an authorized officer of each Credit Party;

(b) Representations and Warranties. All representations and warranties of Borrowers contained herein shall be true and correct in all material respects as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be their certification thereof);

(c) JIG Consent. Agent shall have received a duly executed copy of the Limited Consent to Intercreditor Agreement by JIG; and

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(d) Fees and Expenses. Agent shall have received from Borrowers of all of the fees owing pursuant to this Amendment and Agent’s reasonable out-of-pocket legal fees and expenses.

8. Release. Each Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees (collectively, “Releasing Parties”), does hereby fully and completely release, acquit and forever discharge each Indemnitee (as defined in the Credit Agreement) of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Indemnitees (or any of them), that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any type or sort, whether known or unknown, which occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of (a) any of the terms of this Amendment or any other Financing Document, (b) any actions, transactions, matters or circumstances related hereto or thereto, (c) the conduct of the relationship between any Indemnitee and any Borrower, or (d) any other actions or inactions by any Indemnitee, all on or prior to the date hereof. Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Lender’s decision to enter into this Amendment and to agree to the modifications contemplated hereunder.

9. No Waiver or Novation. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Amendment (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement. For the avoidance of doubt, nothing herein shall operate as a waiver of any right, power or remedy of Agent or any Lender (including, without limitation, the right to implement additional reserves and/or adjustments, and/or increase existing reserves and/or adjustments to the Borrowing Base), nor constitute a waiver or other modification of any provision set forth in the Reservation of Rights Letter, dated April 12, 2024, or the Post- Default Advance Letter, dated April 16, 2024, both of which shall remain in full force and effect (collectively, the “Reservation of Rights Letters”).

10. Affirmation. Except as specifically amended pursuant to the terms hereof, the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers. Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement (as amended hereby) and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

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11. Post-Closing Covenant. On or before five (5) days following the date hereof (or such later date as agreed upon by Agent in its sole discretion), Borrower and Parent shall have delivered to Agent a duly executed copy of an amendment to the JIG Note Purchase Agreement (and any other related documents or notes as necessary) which extends the scheduled maturity of the Term Debt (as defined in the Intercreditor Agreement) to a date acceptable to Agent, but in no event on or before the Commitment Expiry Date. The failure to satisfy this post-closing covenant shall constitute an Event of Default under the Credit Agreement.

12. Miscellaneous.

(a) Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Amendment. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrowers.

(b) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Governing Law; Submission to Jurisdiction) and Section 12.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c) Headings. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be treated as delivery of an original and shall bind the parties hereto. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, and intending that this document constitute an agreement executed under seal, the undersigned have executed this Amendment under seal as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem	(SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDER:	MIDCAP FUNDING IV TRUST

	By:	Apollo Capital Management, L.P., its investment manager

	By:	Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem	(SEAL)
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

Signature Page to

Amendment No. 30 to Credit and Security Agreement

Execution Version

BORROWERS:			MONROE STAFFING SERVICES, LLC, a
Delaware limited liability company

			By:	/s/ Brendan Flood	(Seal)
			Name:	Brendan Flood
			Title:	Chairman and Chief Executive Officer

LIGHTHOUSE PLACEMENT SERVICES, INC., a Massachusetts corporation			FARO RECRUITMENT AMERICA, INC., a New York corporation

By:	/s/ Brendan Flood	(Seal)	By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood		Name:	Brendan Flood
Title:	Chief Executive Officer		Title:	Chief Executive Officer

HEADWAY WORKFORCE SOLUTIONS, INC., a Delaware corporation			KEY RESOURCES, INC., a North Carolina corporation

By:	/s/ Brendan Flood	(Seal)	By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood		Name:	Brendan Flood
Title:	Chief Executive Officer		Title:	Chief Executive Officer

HEADWAY PAYROLL SOLUTIONS, LLC, a Delaware limited liability company			HEADWAY EMPLOYER SERVICES LLC, a Delaware limited liability company

By:	/s/ Brendan Flood	(Seal)	By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood		Name:	Brendan Flood
Title:	Chief Executive Officer		Title:	Chief Executive Officer

HEADWAY HR SOLUTIONS, INC., a New York corporation			NC PEO HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Brendan Flood	(Seal)	By:	/s/ Brendan Flood	(Seal)
Name:	Brendan Flood		Name:	Brendan Flood
Title:	Chief Executive Officer		Title:	Chief Executive Officer

Signature Page to

Amendment No. 30 to Credit and Security Agreement

PARENT:	STAFFING 360 SOLUTIONS, INC., a Delaware corporation

	By:	/s/ Brendan Flood	(Seal)
	Name:	Brendan Flood
	Title:	Chief Executive Officer

Signature Page to

Amendment No. 30 to Credit and Security Agreement